UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
(Rule 14c-101)
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No. ___)
Check the appropriate box:

☒	Preliminary Information Statement	☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement
TENBY PHARMA INC.

(Name of Registrant As Specified In Its Charter)
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GENERAL
AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION
THE SIRION HOLDINGS, INC. 2006 STOCK INCENTIVE PLAN
ABSENCE OF DISSENTER’S RIGHTS
INTERESTS OF CERTAIN PERSONS IN MATTERS ACTED UPON
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CHANGE OF CONTROL
EXECUTIVE COMPENSATION
ADDITIONAL INFORMATION

*** PRELIMINARY INFORMATION STATEMENT PURSUANT TO RULE 14c-5(a) ***
*** SUBJECT TO COMPLETION ***
As filed with the Securities and Exchange Commission on October 12, 2006. Pursuant to Rule 14c-5(c), it is anticipated that a definitive Information Statement will be filed with the Securities and Exchange Commission and released to stockholders on or about October 23, 2006.
TENBY PHARMA INC.
3110 Cherry Palm Drive, Suite 340
Tampa, Florida 33619
(813) 496-7325
October [___] , 2006
Dear Stockholder:
     The enclosed Information Statement is being furnished to inform you that on October 11, 2006 Tenby Pharma Inc. (“we,” “us,” “our” or the “Company”) stockholders holding a majority of the voting power of our Common Stock and Series A Convertible Preferred Stock (the “Majority Stockholders”), voting together as a single class and acting by written consent without a meeting of stockholders, approved the following matters:
•	Amendment of our Certificate of Incorporation to change our corporate name to “Sirion Holdings, Inc.”;

•	Amendment of our Certificate of Incorporation to add a provision allowing for mandatory compromises between the Company (or a receiver or trustee appointed for the Company) and our future creditors, future stockholders or both under certain circumstances; and

•	Adoption of the Sirion Holdings, Inc. 2006 Stock Incentive Plan.
     Prior to their approval by the Majority Stockholders, the foregoing matters were considered by our Board of Directors at a meeting on October 6, 2006 and subsequently unanimously approved and recommended to the stockholders of the Company by our Board of Directors pursuant to an action by unanimous written consent dated as of October 10, 2006.
     The accompanying Information Statement is dated October [___], 2006 and is first being mailed to the holders of our Common Stock and Series A Convertible Preferred Stock on or about the same date.
     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
     No further consent or action by the Company’s stockholders is necessary or requested with respect to the approval of the foregoing matters. For that reason, no proxy card has been enclosed with the accompanying Information Statement and no meeting of stockholders will be held to consider these matters.
     In accordance with regulations of the U.S. Securities and Exchange Commission, the effectiveness of the amendments to our Certificate of Incorporation and the adoption of the Sirion Holdings, Inc. 2006 Stock Incentive Plan is subject to the condition that 20 days pass from the date the accompanying Information Statement is first sent to our stockholders. The effectiveness of the amendments to our Certificate of Incorporation is further subject to the filing by the Company of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to occur promptly upon the passage of such 20-day period. Accordingly, we anticipate that the amendments to our Certificate of Incorporation (including the filing of the Certificate of Amendment) and the adoption of the Sirion Holdings 2006 Stock Incentive Plan will be effective on or about November [___], 2006.
     This letter and the accompanying Information Statement are being distributed in accordance with the requirements of Section 228(e) of the General Corporation Law of the State of Delaware and Section 14(c) of the U.S. Securities Exchange Act of 1934, as amended, and Regulation 14C thereunder. The Information Statement describes in greater detail the amendments to our Certificate of Incorporation, the Sirion Holdings, Inc. 2006 Stock Incentive Plan and related matters.
     We urge you to read the accompanying Information Statement and its appendices in detail. Should you have any questions, please feel free to contact Barry S. Butler at (813) 496-7325.
By Order of the Board of Directors

Barry S. Butler
Chief Executive Officer & Director

*** PRELIMINARY INFORMATION STATEMENT PURSUANT TO RULE 14c-5(a) ***
*** SUBJECT TO COMPLETION ***
As filed with the Securities and Exchange Commission on October 12, 2006. Pursuant to Rule 14c-5(c), it is anticipated that a definitive Information Statement will be filed with the Securities and Exchange Commission and released to stockholders on or about October 23, 2006.
TENBY PHARMA INC.
3110 Cherry Palm Drive, Suite 340
Tampa, Florida 33619
(813) 496-7325

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
GENERAL
     This Information Statement is being furnished to you by Tenby Pharma Inc. (“we,” “us,” “our” or the “Company”) in accordance with the requirements of Section 228(e) of the General Corporation Law of the State of Delaware and Section 14(c) of the Securities Exchange Act of 1934, as amended, and Regulation 14C thereunder to inform you that on October 11, 2006, eleven stockholders holding approximately 81% of the voting power of our Common Stock and Series A Convertible Preferred Stock (“Series A Preferred Stock”) voting together as a single class (the “Majority Stockholders”), acting by written consent without a meeting of stockholders, approved the following matters:
•	Amendment of our Certificate of Incorporation to change our corporate name to “Sirion Holdings, Inc.”;

•	Amendment of our Certificate of Incorporation to add a provision allowing for mandatory compromises between the Company (or a receiver or trustee appointed for the Company) and our future creditors, future stockholders or both under certain circumstances; and

•	Adoption of the Sirion Holdings, Inc. 2006 Stock Incentive Plan.
     This Information Statement describes in greater detail the amendments to our Certificate of Incorporation, the Sirion Holdings, Inc. 2006 Stock Incentive Plan and related matters.
     This Information Statement is dated October [___], 2006 and is first being sent to the holders of our Common Stock and Series A Preferred Stock on or about the same date.
     No further consent or action by the Company’s stockholders is necessary or requested with respect to the approval of the foregoing matters. For that reason, no proxy card has been enclosed with this Information Statement and no meeting of stockholders will be held to consider these matters.
     As of October 10, 2006, the record date for the action taken by written consent, there were 3,577,833 shares of our Common Stock issued and outstanding, which were entitled to 3,577,833 votes in connection with the foregoing matters. Additionally, as of October 10, 2006, there were 4,797,036 shares of our Series A Preferred Stock issued and outstanding. Generally, holders of shares of our Series A Preferred Stock are entitled to vote together with holders of our Common Stock on a one-to-one basis on all matters presented to the stockholders for approval. However, the holders of our Series A Preferred Stock currently are subject to a limitation that results in each of their respective voting rights being capped at a number of votes equal to 4.999% of all votes entitled to be cast by holders of our Common Stock and Series A Preferred Stock voting together as a class. Additionally, any holder of Series A Preferred Stock that owns Common Stock with a voting power in excess of 4.999% is not entitled to any voting rights with respect to its shares of Series A Preferred Stock. As a result of such limitation, the shares of our Series A Preferred Stock issued and outstanding as of October 10, 2006 were entitled to approximately 397,448 votes on the foregoing matters.
     The eleven Majority Stockholders are identified in the table below, along with the number of issued and outstanding shares of Common Stock and Series A Preferred Stock held thereby and their respective voting power. Of the eleven Majority Stockholders, six are either members of our Board of Directors or affiliates of members of our Board of Directors.

		Aggregate Issued
		and Outstanding	Aggregate Voting
Stockholder	Title of Class	Shares (1)	Power (1) (2)
Affiliates of Avalon Ventures GP, LLC & Avalon	Series A Preferred Stock	422,036	0%
Ventures VII GP, LLC (3)	Common Stock	1,324,200	33.31%
Affiliates of North Sound Capital LLC (4)	Series A Preferred Stock	3,125,000	4.99%
PharmaBio Development Inc.	Series A Preferred Stock	1,250,000	4.99%
(d/b/a NovaQuest)
The Widder Family Limited Partnership (5)	Common Stock	252,737	6.36%
Barry Butler	Common Stock	312,500	7.86%
Roger Vogel, M.D.	Common Stock	312,500	7.86%
Philippe Boulangeat	Common Stock	312,500	7.86%
Susan K. Benton	Common Stock	312,500	7.86%

Total:	Common Stock	2,826,937	81.09%
	Series A Preferred Stock	4,797,036

(1)	Based upon 3,577,833 shares of Common Stock and 4,797,036 shares of Series A Preferred Stock issued and outstanding as of October 10, 2006.

(2)	Aggregate Voting Power is calculated based on the holders of Common Stock and Series A Preferred Stock voting together as a single class, and taking into account the voting limitation discussed above. As discussed above, holders of Common Stock are entitled to one vote per share, and holders of Series A Preferred Stock generally are entitled to vote together with holders of Common Stock on a one-to-one basis. However, the holders of our Series A Preferred Stock currently are subject to a limitation that results in each of their respective voting rights being capped at a number of votes equal to 4.999% of all votes entitled to be cast by holders of our Common Stock and Series A Preferred Stock voting together as a class. Additionally, as a result of the same limitation, any holder of Series A Preferred Stock that owns Common Stock with a voting power in excess of 4.999% is not entitled to any voting rights with respect to its shares of Series A Preferred Stock.

(3)	Avalon Ventures GP, LLC acts as the general partner of each of Avalon Ventures VI, L.P. and Avalon Ventures VI GP Fund, LLC. Avalon Ventures VII GP, LLC acts as the general partner of Avalon Ventures VII, L.P. Avalon Ventures VI, L.P., Avalon Ventures VI GP Fund, LLC and Avalon Ventures VII, L.P. are the holders of record of such securities. Kevin J. Kinsella, a member of our Board of Directors, acts as the managing member of each of Avalon Ventures GP, LLC and Avalon Ventures VII GP, LLC. Each of Avalon Ventures GP, LLC, Avalon Ventures VII GP, LLC and Mr. Kinsella specifically disclaims beneficial ownership of all shares held of record by the Avalon Ventures VI, L.P., Avalon Ventures VI GP Fund, LLC and Avalon Ventures VII, L.P. except to the extent of its or his economic interest therein.

(4)	North Sound Capital LLC (“North Sound”) acts as the managing member and investment advisor, respectively, of North Sound Legacy Institutional Fund LLC and North Sound Legacy International Ltd., who are the record holders of such securities. In such capacity, North Sound has voting and investment control with respect to the securities held by the North Sound Funds.

(5)	Kenneth J. Widder, M.D., a member of our Board of Directors, acts as a partner of The Widder Family Limited Partnership. In such capacity, Dr. Widder has full voting and investment control with respect to the shares held of record by The Widder Family Limited Partnership. Dr. Widder specifically disclaims beneficial ownership of all shares held of record by The Widder Family Limited Partnership except to the extent of his economic interest therein.

AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION
     Pursuant to an action by unanimous written consent dated as of October 10, 2006 our Board of Directors unanimously approved resolutions authorizing and recommending that our stockholders approve proposals to amend our Certificate of Incorporation to: (a) change our corporate name from “Tenby Pharma Inc.” to “Sirion Holdings, Inc.”; and (b) add a provision to our Certificate of Incorporation allowing for mandatory compromises between the Company (or a receiver or trustee appointed for the Company) and our future creditors, future stockholders or both under certain circumstances (collectively, the “Amendments”). Subsequently, on October 11, 2006, the Majority Stockholders, acting by written consent without a meeting of stockholders, approved the Amendments.
     In accordance with regulations of the U.S. Securities and Exchange Commission, the effectiveness of the Amendments is subject to the condition that 20 days pass from the date this Information Statement is first sent to our stockholders. The effectiveness of the Amendments is further subject to the filing by the Company of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to occur promptly upon the passage of such 20-day period. Accordingly, we anticipate that the Amendments (including the filing of the Certificate of Amendment) will be effective on or about November [___], 2006.
     The form of the Certificate of Amendment to our Certificate of Incorporation (which includes the text of the Amendments) is set forth as Appendix A to this Information Statement, and this summary of the Amendment is qualified in its entirety by reference thereto.
Change of Corporate Name to Sirion Holdings, Inc.
     Pursuant to the Amendments, we will change our corporate name to “Sirion Holdings, Inc.” As a result of our recent transaction with Sirion Therapeutics, Inc. — pursuant to which we experienced a change of control, Sirion Therapeutics, Inc. became our wholly-owned subsidiary and we ceased being a shell company — we believe that the new name more effectively identifies our post-transaction Company with the name and brand of our primary business and operating subsidiary, Sirion Therapeutics, Inc.
     Issued and outstanding stock certificates will continue to be valid and evidence the applicable ownership interest in our capital stock, regardless of the change of our corporate name. Stockholders do not need to exchange their stock certificates, and are requested not to deliver their stock certificates to the Company.
Additional Amendment to our Certificate of Incorporation
     Additionally, we will add a provision to our Certificate of Incorporation providing that the Company (or a receiver or trustee appointed for the Company) and any future creditor or stockholder may apply to the Delaware Court of Chancery for an order directing a meeting of the creditors and/or stockholders of the Company to consider any proposed compromise between such creditors and/or stockholders and the Company. At such a meeting, if creditors and/or stockholders representing a majority of such creditors and/or stockholders and at least three-fourths in value of claims held by such creditors and/or stockholders agree to any compromise, arrangement or reorganization of the Company, such compromise, arrangement or reorganization will be binding on all the creditors and/or stockholders.
     Pursuant to Delaware law, the foregoing provision shall only be effective as to creditors and stockholders who become creditors or stockholders after the date that such provision is added to our Certificate of Incorporation.
     The purpose and effect of this provision is to provide the Company and its future creditors and stockholders with a method to affect mandatory compromises and reorganizations of the Company that is an alternative to a federal bankruptcy proceeding. Such alternative may be more efficient and cost-effective for the Company and its future creditors and stockholders.
THE SIRION HOLDINGS, INC. 2006 STOCK INCENTIVE PLAN
     Pursuant to an action by unanimous written consent dated as of October 10, 2006, our Board of Directors unanimously approved resolutions authorizing and recommending that our stockholders approve the adoption of the Sirion Holdings, Inc. 2006 Stock Incentive Plan (the “2006 Plan”). Subsequently on October 11, 2006, the Majority Stockholders, acting by written consent without a meeting, approved the adoption of the 2006 Plan. In accordance with regulations of the U.S. Securities and Exchange Commission, the effectiveness of the adoption of the 2006 Plan is subject to the condition that 20 days pass from the date this Information Statement is first sent to our stockholders. Accordingly, we anticipate that the adoption of the 2006 Plan will be effective on or about November [___], 2006.
     The Plan provides for the award of stock options and stock appreciation rights to employees (including officers) of the Company and our consolidated subsidiaries. The purpose of the 2006 Plan is to provide the Company with the ability to award incentives to appropriately recruit, retain and reward the men and women who are instrumental to the success of our business efforts. We believe that awards made under the 2006 Plan will help retain and motivate the recipients to exert their best efforts on behalf of the Company and its affiliates, thus benefiting the Company and our stockholders.
     Prior to the adoption of the 2006 Plan (including as of the end of our most recently completed fiscal year), the Company did not have any formal compensation plans pursuant to which equity securities were authorized to be issued. However, we have agreed to cause to be issued to Dawn E. Bennett Johnson, our Chief Financial Officer and Secretary, William F. Stringer, our Chief Manufacturing and Compliance Officer, and Todd Creech, our Vice President of Finance, stock options to purchase shares of our Common Stock constituting up to 1%, 0.25% and 0.35%, respectively, of our issued and outstanding capital stock (calculated on an as-converted, fully-diluted basis, disregarding restrictions on the conversion of our Series A Preferred Stock to Common Stock). No exercise price has been set for these options. Additionally, we have agreed to cause to be issued to the members of our scientific advisory board stock options to purchase shares of our Common Stock, with no agreed upon amount or exercise price of such options.

Description of the 2006 Plan
     The description of the 2006 Plan set forth below is a summary, does not purport to be complete and is qualified in its entirety by the provisions of the 2006 Plan itself. The complete text of the 2006 Plan is attached as Appendix B to this Information Statement.
     Shares Subject to the Plan.
     The total number of shares of Common Stock that may be issued under the 2006 Plan is 534,566 (representing approximately 6% of the Common Stock outstanding at October 10, 2006, calculated on a fully-diluted, as-converted basis and disregarding any limitations on conversion of the Company’s Series A Preferred Stock into the Company’s Common Stock).
     The Company has reserved the number of shares of Common Stock necessary to satisfy the maximum number of shares that may be issued under the 2006 Plan. The shares of Common Stock underlying any stock option that expires, terminates or is cancelled for any reason without being exercised or without the payment of consideration (or without being deemed exercised upon exercise of a related stock appreciation right) will again become available for awards under the 2006 Plan. The number of shares available for issuance under the 2006 Plan will be reduced by the full number of shares covered by awards granted under the 2006 Plan (including, without limitation, the full number of shares covered by any stock appreciation right, regardless of whether any such stock appreciation right is ultimately settled in cash or by the issuance of shares); provided, however, that the number of shares covered by awards (or portions thereof) that are forfeited or that otherwise terminate or lapse without the payment of consideration thereof (but not including shares that are forfeited after the actual issuance of such shares to a participant) will again become available for issuance under the 2006 Plan. For example, an award of an option to purchase 1,000 shares of Common Stock under the 2006 Plan would reduce the remaining shares available for new awards under the 2006 Plan by 1,000 shares. However, if the right to purchase 300 of such 1000 shares of Common Stock is ultimately forfeited or terminates prior to exercise of the option (and thus without the payment of any consideration in respect thereof), then the 300 shares covered by that portion of the option would again become available for grants of new awards under the 2006 Plan.
     Administration.
     The 2006 Plan will initially be administered by the Company’s Board of Directors. The Board of Directors may delegate its duties under the 2006 Plan to a Compensation Committee, if any, comprised of at least two or more directors who qualify as “independent directors” within the meaning of the rules of any stock exchange on which the Company’s securities are listed, “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and, to the extent required by Section 162(m) of the Internal Revenue Code of 1986, “outside directors” within the meaning thereof. The Board of Directors or the Compensation Committee, as applicable, is authorized to interpret the 2006 Plan, to establish, amend and rescind any rules and regulations relating to the 2006 Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2006 Plan.
     For purposes of this description of the 2006 Plan, the Board of Directors or its Compensation Committee, as applicable, that administers the plan is referred to collectively as the “Board of Directors.”
     Stock Options and Stock Appreciation Rights.
     The Board of Directors may award nonqualified or incentive stock options under the 2006 Plan. Options granted under the 2006 Plan will become vested and exercisable at such times and upon such terms and conditions as may be determined by the Board of Directors at the time of grant, but an option will generally not be exercisable for a period of more than ten years after it is granted. Participants awarded stock options will not receive dividends or dividend equivalents or have any voting rights with respect to shares of Common Stock underlying the stock options.
     Options awarded under the 2006 Plan will be exercisable at such times and upon such terms and conditions as shall be determined by the Board of Directors at the time of each grant. We currently anticipate that the exercise of stock options awarded under the 2006 Plan generally will be subject to a standard vesting schedule to be determined by the Board of Directors. However, from time to time, we may award options under the 2006 Plan that are immediately exercisable or that are exercisable pursuant to vesting schedules other than the standard vesting schedule or only upon the occurrence of one-time events.
     The exercise price per share of Common Stock for any stock option awarded will not be less than the fair market value of a share of Common Stock on the day the stock option is granted, as determined in accordance with the 2006 Plan. To the extent permitted by the Board of Directors, the exercise price of a stock option may be paid in cash or its equivalent, in shares of Common Stock having a fair market value equal to the aggregate stock option exercise price; partly in cash and partly in shares of Common Stock; or, subject to applicable law, through the delivery of irrevocable instructions to a broker to sell shares of Common Stock obtained upon the exercise of the stock option and to deliver promptly to the Company an amount out of the proceeds of the sale equal to the aggregate stock option exercise price for the shares of Common Stock being purchased.
     The Board of Directors may grant stock appreciation rights independent of or in conjunction with a stock option. The exercise price of a stock appreciation right will not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted; except that, in the case of a stock appreciation right granted in conjunction with a stock option, the exercise price will not be less than the exercise price of the related stock option. A stock appreciation right will generally not be exercisable for a period of more than ten years after it is granted. Participants awarded stock appreciation rights will not receive dividends or dividend equivalents or have any voting rights with respect to shares of Common Stock covered by the stock appreciation rights. Each stock appreciation right granted independent of a stock option shall entitle a participant upon exercise to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the exercise price, multiplied by (ii) the number of shares of Common Stock covered by the stock appreciation right, and each stock appreciation right granted in conjunction with a stock option will entitle a participant to surrender the stock option and to receive such amount. Payment will be made in shares of Common Stock and/or cash (any share of Common Stock valued at fair market value), as determined by the Board of Directors.
     No Repricing.
     The 2006 Plan prohibits the repricing of stock options or stock appreciation rights awarded under the 2006 Plan.
     Adjustments Upon Certain Events.
     In the event of any stock dividend or split, reorganization, recapitalization, merger, spin-off, share exchange or any other similar transaction, the Board of Directors, in its sole discretion, shall (subject to limitations due to Section 409A of the Internal Revenue Code of 1986, as amended) adjust (i) the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the 2006 Plan or pursuant to outstanding awards; (ii) the maximum number of shares for which awards

(including limits established for restricted stock or other stock-based awards) may be granted during a calendar year to any participant; (iii) the option price or exercise price of any stock appreciation right; and/or (iv) any other affected terms of such awards.
     Upon the occurrence of a change in control of the Company (as defined in the 2006 Plan), the 2006 Plan provides that the Board of Directors may (subject to limitations due to Section 409A of the Code) (i) vest or cause the restrictions to lapse with respect to, all or any portion of an award; (ii) cancel awards for fair value; (iii) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the 2006 Plan as determined by the Board of Directors in its sole discretion; or (iv) provide that for a period of at least 30 days prior to the change in control, such stock options will be exercisable as to all shares subject thereto and that upon the occurrence of the change in control, such stock options will terminate.
     Amendment and Termination.
     The Board of Directors may amend, alter or discontinue the 2006 Plan, but no amendment, alteration or discontinuation shall be made (i) without the approval of the stockholders of the Company, if such action would increase the total number of shares of Common Stock reserved for the purposes of the 2006 Plan or increase the maximum number of shares that may be awarded thereunder, or increase the maximum number of shares for which awards may be granted to any participant; (ii) without the consent of a participant, if such action would diminish any of the rights of the participant under any award previously granted to the participant under the 2006 Plan; or (iii) without stockholder approval, to the provision relating to repricing of options or stock appreciation rights to permit such repricing. No new awards may be made under the 2006 Plan after the fifth anniversary of the effective date of the 2006 Plan.
     If the Board of Directors determines that any awards made under the 2006 Plan will be taxable to a participant under Section 409A of the Internal Revenue Code of 1986, as amended, and related Department of Treasury guidance, then prior to exercise of stock options or stock appreciation rights by such participant or payment of other awards to such participant, the Board of Directors may amend the 2006 Plan and any outstanding awards, including retroactively, if the Board of Directors determines it is necessary or appropriate to do so to preserve the intended tax treatment of the awards granted under the 2006 Plan. The Board of Directors also may take other actions it determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.
     Transferability.
     To the extent permitted by the award agreement, stock options and stock appreciation rights will be transferable to family members by gift. Stock options and stock appreciation rights will be transferable by will or the laws of descent and distribution upon the death of the holder.
U.S. Tax Treatment of 2006 Plan Awards
     The following discussion of the U.S. federal income tax treatment of awards under the 2006 Plan is based on current U.S. federal tax laws and regulations and does not purport to be a complete description of the U.S. federal income tax laws. Participants may also be subject to certain state and local taxes or may be subject to taxes imposed by countries other than the U.S., none of which are described below.

     Incentive Stock Options.
     An incentive stock option results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee at the exercise date. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however (i.e., a “disqualifying disposition”), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a long-term or short-term gain, depending upon the holding period of the shares. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.
     Non-Qualified Stock Options.
     A non-qualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then fair market value of the shares. Subject to the applicable provisions of the Internal Revenue Code of 1986, as amended, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.
     The optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.
     If a non-qualified option is exercised by tendering previously owned shares of the Company’s common stock in payment of the option price, then, instead of the treatment described above, the following generally will apply: a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; the optionee’s basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee’s basis in such excess shares will be equal to the amount of such compensation income; and the holding period in such shares will begin the date of exercise.
     Stock Appreciation Rights.
     Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of an SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement. The federal income tax treatment of SARs may be affected by recently enacted changes in the Internal Revenue Code of 1986, as amended, as discussed below.
     Section 409A.
     The American Jobs Creation Act of 2004 introduced a new section of the Internal Revenue Code of 1986, as amended (“Section 409A”) covering certain nonqualified deferred compensation arrangements. Section 409A generally establishes new rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) on the service provider who is entitled to receive the deferred compensation. Certain awards that may be granted under the 2006 Plan may constitute “deferred compensation” within the meaning of and subject to Section 409A. The 2006 Plan is intended to be interpreted and administered in compliance with the requirements under Section 409A, including applicable regulations or guidance issued by the Treasury Department or Internal Revenue Service, in order to avoid the application of Section 409A to any award under the Plan. The Company is not obligated to reimburse a participant for any additional taxes, interests or penalties that may be due as a result of an award violating the requirements of Section 409A.
Other Information
     No market presently exists for shares of the Company’s Common Stock. For purposes of the 2006 Plan, the Company has engaged an independent valuation firm to determine the fair market value of its Common Stock. As of the date of this Information Statement, such independent valuation was not complete. Accordingly, the Company is unable to provide the market value of its Common Stock.
ABSENCE OF DISSENTER’S RIGHTS
     Under Delaware law, stockholders are not entitled to dissenter’s rights of appraisal with respect to the Amendments or the adoption of the 2006 Plan.
INTERESTS OF CERTAIN PERSONS IN MATTERS ACTED UPON
     We anticipate that promptly after the passage of 20 days from the date this Information Statement is first sent to our stockholders, our Board of Directors will award stock options under the 2006 Plan to certain officers and other persons, including Dawn E. Bennett Johnson, our Chief Financial Officer and Secretary, C. Christine Miller, our Chief Operating Officer, William Stringer, our Chief Manufacturing and Compliance Officer, Todd A. Creech, our Vice President of Finance, and Lisa Butler, our Vice President of Medical Writing and Regulatory Affairs and the spouse of Barry S. Butler (our Chief Executive Officer and a director). Such awards will be made with exercise prices equal to the fair market value of the Company’s Common Stock as of the date of grant, determined in accordance with the terms of the 2006 Plan. We anticipate that additional awards will be made from time to time under the 2006 Plan, including to the Company’s executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information known to us with respect to the beneficial ownership (as defined in Instruction 4 to Item 403 of Regulation S-B under the Securities Exchange Act of 1934) of our Series A Preferred Stock and Common Stock as of October 10, 2006 by (i) each person who is known by us to be the beneficial owner of more than 5% of any class of our voting securities, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group. Except as otherwise listed below, the address of each person is c/o Sirion Therapeutics, Inc., 3110 Cherry Palm Drive, Suite 340, Tampa, Florida 33619.

		Amount and
		Nature of	Percent of
Name and Address of Beneficial		Beneficial Owner	Class
Owner	Title of Class	(1)	(2)
5% or Greater Stockholders:

Affiliates of Avalon Ventures GP, LLC & Avalon Ventures VII GP, LLC (3)(4) 888 Prospect Street Suite 320 La Jolla, CA 92037	Series A Preferred Stock Common Stock	422,036 1,324,200	8.79 37.01	% %

Randy D. Milby 270 Presidential Drive Wilmington, DE 19807	Common Stock	250,000	6.99%

Affiliates of North Sound Capital LLC (4)(5) 20 Horseneck Lane Greenwich, CT 06830	Series A Preferred Stock	3,125,000	65.14%

Quintiles Transnational Corp. & PharmaBio Development Inc. (d/b/a NovaQuest) (4)(6) 4709 Creekstone Drive Riverbirch Building, Suite 200 Durham, NC 27703	Series A Preferred Stock	1,250,000	26.05%

The Lichter Family Trust 4950 Sandshore Court San Diego, CA 92130 (7)	Common Stock	206,775	5.78%

The Widder Family Limited Partnership (8) P.O. Box 676250 Rancho Santa Fe, CA 92067	Common Stock	252,737	7.06%

		Amount and
		Nature of	Percent of
Name and Address of Beneficial		Beneficial Owner	Class
Owner	Title of Class	(1)	(2)
Directors and Named Executive Officers:

Kevin J. Kinsella (3)	Series A Preferred Stock Common Stock	422,036 1,324,200	8.79 37.01	% %

Kenneth J. Widder, M.D. (8)	Common Stock	252,737	7.06%

Barry Butler	Common Stock	312,500	8.73%

Roger Vogel, M.D.	Common Stock	312,500	8.73%

Dawn E. Bennett Johnson	Common Stock	0	—

Susan K. Benton	Common Stock	312,500	8.73%

Philippe Boulangeat	Common Stock	312,500	8.73%

C. Christine Miller	Common Stock	0	—

William F. Stringer	Common Stock	0	—

All directors and executive officers as a group (3)(8):	Series A Preferred Stock Common Stock	422,036 2,826,937	8.79 79.01	% %

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants anticipated to be exercisable or convertible at or within 60 days are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are anticipated to be beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.
(2) Based upon 3,577,833 shares of Common Stock and 4,797,036 shares of Series A Preferred Stock issued and outstanding as of October 10, 2006.
(3) Includes 1,020,950 shares of Common Stock and 38,274 shares of Series A Preferred Stock owned of record by Avalon Ventures VI, L.P., 303,250 shares of Common Stock and 11,365 shares of Series A Preferred Stock owned of record by Avalon Ventures VI GP Fund, LLC, and 372,397 shares of Series A Preferred Stock owned of record by Avalon Ventures VII, L.P. Avalon Ventures GP, LLC acts as the general partner of each of Avalon Ventures VI, L.P. and Avalon Ventures VI GP Fund, LLC (collectively, the “Avalon VI Funds”). Likewise, Avalon Ventures VII GP, LLC acts as the general partner of Avalon Ventures VII, L.P. (the “Avalon VII Fund” and, together with the Avalon VI Funds, the “Avalon Funds”). Kevin J. Kinsella acts as the managing member of each of Avalon Ventures GP, LLC and Avalon Ventures VII GP, LLC. In the foregoing capacities, each of Avalon Ventures GP, LLC and Mr. Kinsella has full voting and investment control with respect to the shares held of record by the Avalon VI Funds, and each of Avalon Ventures VII GP, LLC and Mr. Kinsella has full voting and investment control with respect to the shares held of record by the Avalon VII Fund. As a result, each of Avalon Ventures GP, LLC, Avalon Ventures VII GP, LLC and Mr. Kinsella may be deemed to be the beneficial owner of such shares. However, each of Avalon Ventures GP, LLC, Avalon Ventures VII GP, LLC and Mr. Kinsella specifically disclaims beneficial ownership of all shares held of record by the Avalon Funds except to the extent of its or his economic interest therein.
(4) Does not include shares of Common Stock into which the stockholder’s Series A Preferred Stock would be convertible but for a limitation on conversion set forth in the Company’s Certificate of Designations of Series A Convertible Preferred Stock. Such limitation may be waived by the holder by written notice to the Company, but such waiver would only be effective 61 days after delivery of such notice to the Company. If such limitation was disregarded or waived with respect to any holder of Series A Preferred, such stockholder’s Series A Preferred Stock would be convertible on a one-to-one ratio for shares of Common Stock (which ratio is subject to adjustment from time to time upon the occurrence of certain events). If such limitation was disregarded or waived with respect to Avalon Ventures VI, L.P., Avalon Ventures VI GP Fund, LLC, and Avalon Ventures VII, L.P., but no other holder of Series A Preferred Stock, affiliates of Avalon Ventures GP, LLC and Avalon Ventures VII GP, LLC would be deemed to beneficially own 1,746,236 shares of Common Stock or 43.66% of the class. If such limitation was disregarded or waived with respect to North Sound Legacy Institutional Fund LLC and North Sound Legacy International Ltd. (collectively, the “North Sound Funds”) but no other holder of Series A Preferred Stock, affiliates of North Sound Capital LLC would be deemed to beneficially own 3,125,000 shares of Common Stock or 46.62% of the class. If such limitation was disregarded or waived with respect to the shares of Series A Preferred Stock held of record by PharmaBio Development Inc. (d/b/a NovaQuest), but no other holder of Series A Preferred Stock, Quintiles Transnational Corp. and PharmaBio Development Inc. (d/b/a NovaQuest) would be deemed to beneficially own 1,250,000 shares of Common Stock or 25.89% of the class.
(5) North Sound Capital LLC (“North Sound”) acts as the managing member and investment advisor, respectively of the North Sound Funds, who are the record holders of such securities. In such capacity, North Sound has voting and investment control with respect to the securities held by the North Sound Funds. Thomas McAuley is the Manager of North Sound. Although each of North Sound and Mr. McAuley may be deemed the beneficial owner of some or all of the shares held by the Funds pursuant to applicable securities laws, neither owns such shares directly. Each of North Sound and Mr. McAuley disclaims beneficial ownership of the shares held by the North Sound Funds except to the extent of their respective economic interests in each of the North Sound Funds.
(6) These shares of Series A Preferred Stock are owned of record by PharmaBio Development Inc. (d/b/a NovaQuest), which is a wholly-owned subsidiary of Quintiles Transnational Corp. As the sole stockholder of PharmaBio Development Inc. (d/b/a NovaQuest), Quintiles Transnational Corp. shares voting and investment control with respect to the shares of Series A Preferred Stock owned of record by PharmaBio Development Inc. (d/b/a NovaQuest) and therefore may be deemed the beneficial owner of all of such shares, but is not a direct owner of such shares.
(7) Jay Lichter, PhD. acts as trustee of The Lichter Family Trust. In such capacity, Dr. Lichter has full voting and investment control with respect to the shares held of record by The Lichter Family Trust. As a result, Dr. Lichter may be deemed to be the beneficial owner of such shares. However, Dr. Lichter specifically disclaims beneficial ownership of all shares held of record by The Lichter Family Trust except to the extent of his economic interest therein.
(8) Kenneth J. Widder, M.D. acts as a partner of The Widder Family Limited Partnership. In such capacity, Dr. Widder has full voting and investment control with respect to the shares held of record by The Widder Family Limited Partnership. As a result, Dr. Widder may be deemed to be the beneficial owner of such shares. However, Dr. Widder specifically disclaims beneficial ownership of all shares held of record by The Widder Family Limited Partnership except to the extent of his economic interest therein.

CHANGE OF CONTROL
     As reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2006, on September 13, 2006 we entered into a Contribution Agreement with Sirion Therapeutics, Inc., a North Carolina corporation (“Sirion”), and all of Sirion’s stockholders, pursuant to which, among other things, Sirion’s stockholders contributed 100% of the issued and outstanding capital stock of Sirion to the Company in exchange for the Company’s issuance to them of shares of the Company’s Common Stock and shares of the Company’s Series A Preferred Stock.
     As a result of the contribution transaction with Sirion, the Company experienced a change in control, with Randy Milby (formerly the record and beneficial owner of 100% of our capital stock) ceding control to Sirion’s stockholders. The shares of the Company’s Common Stock and Series A Preferred Stock issued to Sirion’s stockholders collectively constituted approximately 95% of our issued and outstanding capital stock (calculated on a fully-diluted, as-converted basis and disregarding any limitations on conversion of the Company’s Series A Preferred Stock into the Company’s Common Stock) immediately after the consummation of that transaction.
     As further reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2006, on September 13, 2006, immediately after the consummation of the contribution transaction with Sirion and its stockholders, we consummated a private placement pursuant to which we issued and sold 3,125,000 shares of our Series A Preferred Stock. As a result of that transaction, the percentage ownership of the Sirion stockholders was reduced to approximately 60% of our issued and outstanding capital stock (calculated on a fully-diluted, as-converted basis and disregarding any limitations on conversion of the Company’s Series A Preferred Stock into the Company’s Common Stock).
EXECUTIVE COMPENSATION
Background
     Our Company was incorporated in the State of Delaware in January 2006. From our inception until the consummation of the contribution transaction with Sirion and the Sirion stockholders (see above under “Change of Control”), we were a shell company with no business or operations and only nominal assets. During that time, none of our officers or directors was paid any compensation for their services to the Company. Pursuant to the contribution transaction, on September 13, 2006, we acquired Sirion as a wholly-owned subsidiary, our former sole officer and director resigned from all positions held and Sirion’s executive officers became our “named executive officers” (as defined in Item 402(a)(2) of Regulation S-B). None of Sirion’s executive officers or directors received any compensation from Sirion prior to December 31, 2005. As a result, there is no prior fiscal year compensation information to report. Accordingly, we describe below the current employment and compensation arrangements between Sirion and its executive officer below.
Employment Contracts
     The Company and Sirion have entered into employment agreements with each of the following executive officers. Each employment agreement provides for an at-will employment relationship pursuant to which the officer receives a base salary in the amount set forth in the following table (subject to annual adjustment by the Company’s Board of Directors):
Annualized Compensation of Executive Officers

		Annualized Base
Name	Principal Position	Salary
Barry S. Butler	Chief Executive Officer of the Company and Sirion	$200,000
Roger Vogel	Chief Medical Officer of Sirion	$250,000

		Annualized Base
Name	Principal Position	Salary
Dawn E. Bennett Johnson	Chief Financial Officer of the Company and Sirion	$175,000
C. Christine Miller	Chief Operating Officer of Sirion	$175,000
Susan K. Benton	Chief Commercial Officer of Sirion	$175,000
William Stringer	Chief Manufacturing and Compliance Officer of Sirion	$175,000
     Each employment agreement also contains the following terms:
•	The officer is eligible to receive an annual bonus at the discretion of the Company’s Board of Directors. (The current target level of each officer’s discretionary bonus is an amount equal to up to 50% of his or her base salary.)

•	If the officer’s employment is terminated by the Company or Sirion without “cause” (as defined in the employment agreement), he or she will be entitled to receive a severance payment equal to his or her annual base salary, continued health insurance for twelve months, and payment of outplacement services for twelve months (up to $25,000).

•	In the event the officer’s employment is terminated without “cause” or the officer resigns for “good reason” (as defined in the employment agreement) within 24 months of a change in control, the officer is entitled to receive a severance payment equal to two times his or her annual salary, two times his or her current target or prior year’s bonus (whichever is greater), continued health insurance for twenty-four months, payment of outplacement services for twelve months (up to $25,000), and any unvested stock options, restricted stock or other equity-based compensation awards shall become 100% vested as of the termination date of the officer’s employment.

•	The officer is entitled to customary employee benefits such as health insurance, 401(k) plan participation and paid vacation.
     Additionally, on July 5, 2006, we entered into a consulting agreement with Philippe Boulangeat to act as our Chief Business Officer and provide services related to business development for a term of one year. Under the consulting agreement, Mr. Boulangeat is entitled to receive an annual fee of $175,000.
Equity Compensation
     On October 10, 2006, our Board of Directors adopted and recommended that our stockholders approve the 2006 Plan. The 2006 Plan is described in detail above under “The Sirion Holdings, Inc. 2006 Stock Incentive Plan — Description of 2006 Plan.” Prior to the Board of Directors’ adoption of the 2006 Plan, we did not have a stock option or other equity compensation plan or any outstanding stock options and did not pay any equity compensation. Accordingly, our officers and directors have not received, and do not hold, any options to purchase shares of our Common Stock or any other equity compensation.
     We anticipate that our Board of Directors will make equity compensation awards under the 2006 Plan to certain of the above-named executive officers in the amounts described above under “The Sirion Holdings, Inc. 2006 Stock Incentive Plan — Anticipated Initial Awards Under the 2006 Plan.” Since the end of our last fiscal year, we have agreed to cause to be issued to Dawn E. Bennett Johnson, our Chief Financial Officer and Secretary, William F. Stringer, our Chief Manufacturing and Compliance Officer, and Todd A. Creech, our Vice President of

Finance, stock options to purchase shares of our Common Stock constituting up to 1%, 0.25% and 0.35%, respectively, of our issued and outstanding capital stock, subject to the adoption of an equity compensation plan. Accordingly, if the 2006 Plan is approved by our stockholders, we anticipate that we would issue such options to Ms. Bennett Johnson, Mr. Stringer and Mr. Creech (as well as others) pursuant to the terms of the 2006 Plan.
Director Compensation
     To date, our directors have received no compensation for their services as directors. We anticipate that the we will adopt a director compensation program to compensate directors for their services.
     On July 5, 2006, Kenneth J. Widder, M.D., a member of our Board of Directors and beneficial owner of more than 5% of our Common Stock, entered into a consulting agreement with Sirion to provide services relating to the development and commercialization of pharmaceutical products to Sirion for a term of three years. Under the consulting agreement, Dr. Widder is entitled to receive an annual fee of $360,000. As reported in our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 26, 2006, this consulting agreement was subsequently assigned to DSC Associates, LLC, a limited liability company owned by Dr. Widder’s spouse. The assignment agreement also amended the consulting agreement by requiring that Dr. Widder personally perform all services required under the agreement.
ADDITIONAL INFORMATION
     Attached to this Information Statement are the following additional materials:
Appendix A Certificate of Amendment to Certificate of Incorporation
Appendix B Sirion Holdings, Inc. 2006 Stock Incentive Plan
     We are required to file annual, quarterly and current reports and other information with the U.S. Securities and Exchange Commission. You may access these filings at the Securities and Exchange Commissions website at www.sec.gov, or at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of these filings free of charge by calling the Company at (813) 456-7325.
*** END OF DOCUMENT ***

APPENDIX A

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
TENBY PHARMA INC.

     Pursuant to Section 242 of the Delaware General Corporation Law (“DGCL”), Tenby Pharma Inc., (the “Corporation”) hereby submits this Certificate of Amendment for the purpose of amending the Certificate of Incorporation of the Corporation. The Corporation, organized and existing under and by virtue of the DGCL does hereby certify as follows:
     FIRST: The name of the corporation is Tenby Pharma Inc.
     SECOND: The Certificate of Incorporation of the Corporation is hereby amended as follows:
     A. To change the name of the Corporation by deleting the current Article I and substituting the following therefor, to wit:
     “1. The name of this corporation (hereinafter called the “Corporation”) is SIRION HOLDINGS, INC.”;
     and,
     B. To add a new Article 10, which shall read as follows, to wit:
     “Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under § 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under § 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on the Corporation.”

     THIRD: That the amendment to the Certificate of Incorporation, as hereinabove stated and certified hereby, was duly adopted by the Board of Directors of the Corporation pursuant to the provisions of Section 242 of the DGCL, by unanimous approval, and proposed to the shareholders of the Corporation for approval.
     FOURTH: That thereafter, the amendment to the Certificate of Incorporation, as hereinabove stated and certified hereby, was duly adopted by the shareholders of the Corporation holding at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon, pursuant to the provisions of Section 242 of the DGCL.
[This space intentionally left blank. Signatures on following page.]

     IN WITNESS WHEREOF, I have hereunto set my hand unto this Certificate of Amendment of Certificate of Incorporation as of this ___ day of October, 2006.

TENBY PHARMA INC.

By:

Name: Barry Butler
Title: Chief Executive Officer

APPENDIX B
SIRION HOLDINGS, INC.
2006 STOCK INCENTIVE PLAN
1. Purposes of the Plan
     The purposes of the Plan are to aid the Company and its Affiliates in recruiting and retaining employees and to motivate such employees to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest that such employees will have in the welfare of the Company as a result of their proprietary interest in the Company’s success. This Plan is intended to be exempt from the requirements of Section 409A of the Code.
2. Definitions
     The following capitalized terms used in the Plan have the respective meanings set forth in this Section:
     “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company as such terms are defined in Code sections 424(e) and (f), respectively
     “Award” means an Option or Stock Appreciation Right granted under the Plan.
     “Award Agreement” means a written or electronic agreement entered into between the Company and the Participant setting forth the terms and conditions of an Award granted to a Participant.
     “Board” means the Board of Directors of the Company.
     “Change in Control” means the occurrence of any of the following events:
     (i) Any Person or group of Persons (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act), or one or more trusts established by the Company for the benefit of employees of the Company or a corporation controlled by the Company or the Company’s stockholders, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the Company’s outstanding common stock (a “Fifty Percent Beneficial Owner”);
     (ii) During any period of twelve (12) consecutive months, individuals who at the beginning of such period constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director during such period whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office is in connection with an actual or threatened contest for the election of directors (as such terms are used in Rule 14a-11 of

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Regulation 14A promulgated under the Exchange Act, or, if Rule 14a-11 is no longer in effect, any regulation issued by the Securities and Exchange Commission pursuant to the Exchange Act which serves similar purposes) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or the Board;
     (iii) There shall be consummated a consolidation or merger of the Company, other than a consolidation or merger of the Company in which immediately after the transaction, (A) the direct or indirect beneficial owners of shares of the Company’s common stock immediately prior to the consolidation or merger (or their affiliates) beneficially own directly or indirectly, at least fifty percent (50%) of the total voting power of the surviving corporation or other entity, (B) at least a majority of the Board of Directors of the resulting corporation or other entity were members of the Incumbent Board, or (C) no Person is a Fifty Percent Beneficial Owner of the continuing or surviving corporation or other entity; or
     (iv) There shall be consummated a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than a sale, lease, exchange or other transfer to an entity in which (A) the direct or indirect beneficial owners of the Company’s common stock immediately prior to the sale beneficially own, directly or indirectly, at least fifty percent (50%) of the outstanding voting securities after such transfer, and in which immediately after such sale, lease, exchange or other transfer, (B) at least a majority of the Board of Directors of the transferee entity were members of the Incumbent Board, or (C) no Person is a Fifty Percent Beneficial Owner of the transferee entity.
     “Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto.
     “Committee” means the Compensation Committee of the Board or its successor, or such other committee of the Board to which the Board has delegated power to act under or pursuant to the provisions of the Plan [or a subcommittee of the Compensation Committee (or such other committee) established by the Compensation Committee or such other committee.] If no such committee is so delegated, references in this plan to “Committee” will mean the Board.
     “Company” means Sirion Holdings, Inc., a Delaware corporation.
     “Effective Date” means the date the Board approved the Plan.
     “Employment” means a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates; provided, however that unless otherwise determined by the Committee, a change in a Participant’s status from employee to non-employee shall constitute a termination of employment hereunder.
     “Exchange Act” means The Securities Exchange Act of 1934, as amended, or any successor thereto.

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     “Fair Market Value” means, on a given date, (i) if Shares are readily tradeable on an established securities market (within the meaning of Section 409A of the Code), the closing price on such date of the Shares on the New York Stock Exchange, NASDAQ or other established securities market as reported for such day in The Wall Street Journal or such other source as the Committee deems reliable; provided that, if Shares were not traded or quoted, as applicable, on such date, then the closest preceding date on which a trade occurred or quote was reported, or (ii) if Shares are not readily tradeable on an established securities market, Fair Market Value shall be the value established by the Committee in good faith in compliance with applicable statutory and regulatory guidelines.
     “ISO” means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision and which is granted pursuant to Section 6(e).
     “Nonqualified Stock Option” means an option granted under Section 6 of this Plan that is not an ISO.
     “Option” means any option to purchase Shares granted pursuant to Section 6, subject to the conditions set forth in the Plan and the applicable Award Agreement.
     “Option Price” means the price for which a Share can be purchased upon exercise of an Option, as determined pursuant to Section 6(b), subject to adjustment as provided in the Plan and the applicable Award Agreement.
     “Participant” means an employee or prospective employee of the Company or an Affiliate who is selected by the Committee to participate in the Plan.
     “Plan” means the Sirion Holdings, Inc. 2006 Stock Incentive Plan, as amended from time to time.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Shares” means shares of common stock of the Company, $.0001 par value per share.
     “Stock Appreciation Right” means a contractual right granted to a Participant under Section 7 of this Plan entitling such Participant to receive a payment, representing the difference between the base price per share of the right and the Fair Market Value of a Share, at such time, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.
     “Subsidiary” means a subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto), of the Company.
3. Shares Subject to the Plan
     Subject to adjustment from time to time as provided in Section 8 of the Plan, the total number of Shares which may be issued under the Plan is 534,566, as may be amended by the

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Board in accordance with the Plan. The number of Shares available for issuance under the Plan shall be reduced by the full number of Shares covered by Awards granted under the Plan (including, without limitation, the full number of Shares covered by any Stock Appreciation Right, regardless of whether any such Stock Appreciation Right or other Award covering Shares under the Plan is ultimately settled in cash or by delivery of Shares); provided however, that the number of Shares covered by Awards (or portions thereof) that are forfeited or that otherwise terminate or lapse without the payment of consideration in respect thereof will no longer be counted against the foregoing maximum Share limitation and may again become available for issuance under the Plan. Any Shares that are forfeited after the actual issuance of such Shares to a Participant under the Plan shall not become available for re-issuance under the Plan.
4. Administration
     (a) The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are intended to qualify as “independent directors” within the meaning of the listed company rules for the NASDAQ or the listed company rules of any recognized stock exchange on which the Shares are listed, “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act (or any successor rule thereto) and, to the extent required by Section 162(m) of the Code (or any successor section thereto), “outside directors” within the meaning thereof. In addition, the Committee may delegate to such a subcommittee the authority to grant Awards under the Plan to any employee or group of employees of the Company or an Affiliate; provided that such grants are consistent with guidelines established by the Committee from time to time.
     (b) The Committee shall have the full power and authority to make, and establish the terms and conditions of, any Award to any person eligible to be a Participant, consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan.
     (c) The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan, and may delegate such authority, as it deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).

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     (d) The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery of Shares or (b) having Shares withheld by the Company with a Fair Market Value equal to the minimum statutory withholding rate from any Shares that would have otherwise been received by the Participant.
     (e) Each member of the Committee shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan, and (ii) from any and all amounts paid by him or her in settlement of any Option or Stock Appreciation Right issued hereunder, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.
5. Limitations
     (a) Time. No Award may be granted under the Plan after the fifth anniversary of the meeting of stockholders of the Company at which the Plan is approved, but Awards granted prior to such fifth anniversary may extend beyond that date.
     (b) Repricing. No Option or Stock Appreciation Right, once granted hereunder, may be repriced.
     (c) Issuance of Shares. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.
          The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Shares, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for Shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign

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securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.
          To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
6. Options
     (a) Grant of Options. An Option may be granted to any Participant selected by the Committee. Subject to the provisions of Section 6(e) of the Plan and Section 422 of the Code, each option granted under the Plan shall be designated, in the discretion of the Committee, as an ISO or Nonqualified Stock Option.
     (b) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than the Fair Market Value of the Shares for the grant date.
     (c) Term of Option. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Option may be exercised, provided that the maximum term of an Option shall be ten years from the grant date.
     (d) Exercise of Options. Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Section 6, the exercise date of an Option shall be the date a notice of exercise is received by the Company, together with provision for payment of the full purchase price in accordance with this Section 6(d). The purchase price for the Shares as to which an Option is exercised shall be paid to the Company, as designated by the Committee, pursuant to one or more of the following methods: (i) in cash or its equivalent (e.g. by check); (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles); (iii) by a combination of the methods described above, or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the Shares being purchased.
     (e) Additional Rules for ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price per Share for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth

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anniversary of the date on which the ISO is granted. To the extent that the aggregate Fair Market Value of stock with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as non-qualified Options to the extent required by Section 422 of the Code and subject to the provisions of Section 6(f) of this Plan, and the Company shall issue separate certificates to the Participant with respect to options that are Nonqualified Stock Options and options that are ISOs. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 6(e), the Fair Market Value of a Share shall be determined as of the time the Option with respect to such Share is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be Nonqualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Nonqualified Stock Options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other person) due to the failure of an Option to qualify for any reason as an ISO.
     (f) Certain Additional Provisions for Options. To avoid a deferral of compensation falling within the requirements of section 409A of the Code, each Nonqualified Stock Option will have the following characteristics: (i) the exercise price will never be less than the Fair Market Value of the underlying stock on the date the option is granted, (ii) the receipt, transfer or exercise of the option will be subject to taxation under Section 83 of the Code, and (iii) the option will not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option.
     (g) Option Vesting. The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, an Option or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Option at any time.
     (h) Award Agreement. Each Option shall be evidenced by an Award Agreement, which shall be executed by the Participant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Award Agreements evidencing ISOs shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 422 of the Code. Any Award Agreement may require that the Participant agree to be bound by any stockholders’ agreement among all or certain stockholders of the Company that may be in effect at the time of either the grant of the award or the exercise of an Option, if applicable, or certain provisions of any such agreement that may be specified by the Company.

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     (i) Attestation. Wherever in this Plan or any Award Agreement a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.
     (j) Rights As Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any Shares purchasable upon the exercise of an Option unless and until certificates representing such Shares have been issued by the Company to such holders and such holder has entered into any applicable stockholder’s agreement, as determined by the Committee in its sole discretion.
7. Stock Appreciation Rights
     (a) Grants. The Committee may grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award Agreement).
     (b) Terms. The grant price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted; provided however that notwithstanding the foregoing in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value of one Share on the exercise date over (B) the grant price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Shares or in cash, or in some combination thereof (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash

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will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share. No Participant shall have any rights to dividends or other rights of a stockholder of the Company with respect to Shares covered by Stock Appreciation Rights until the Shares are issued to the Participant.
     (c) Limitations. The Committee may impose, in its discretion, such terms and conditions upon the exercisability of Stock Appreciation Rights as it may deem fit, but in no event shall a Stock Appreciation Right be exercisable more than ten years after the date it is granted, except as may be provided pursuant to Section 13.
8. Adjustments Upon Certain Events
     Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:
     (a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or transaction or exchange of Shares or other corporate exchange, or any distribution to stockholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 17), as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Awards may be granted during a calendar year to any Participant, (iii) the Option Price or grant price of any Stock Appreciation Right and/or (iv) any other affected terms of such Awards.
     (b) Change in Control. In the event of a Change in Control after the Effective Date unless otherwise provided for in the Award Agreement, the Committee may (subject to Section 17), but shall not be obligated to, (A) vest or cause the restrictions to lapse with respect to, all or any portion of an Award, (B) cancel Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate exercise price of such Options or grant price of such Stock Appreciation Rights, (C) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion, or (D) provide that for a period of at least 30 days prior to the Change in Control, such Options shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect.

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10. No Right to Employment or Awards
     The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment of a Participant and shall not lessen or affect the Company’s or Subsidiary’s right to terminate the employment of such Participant. No Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).
11. Successors and Assigns
     The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.
12. Nontransferability of Awards
     Unless otherwise determined by the Committee (and subject to the limitation that in no circumstances may an Award may be transferred by the Participant for consideration or value), an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.
13. Amendments or Termination
     Subject to Section 17 of the Plan, the Board or the Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the stockholders of the Company, if such action would (except as is provided in Section 8 of the Plan), increase the total number of Shares reserved for the purposes of the Plan, or the maximum number of Shares for which Awards may be granted to any Participant, (b) without the consent of a Participant, if such action would diminish any of the rights of the Participant under any Award theretofore granted to such Participant under the Plan or (c) subject to Section 5(b), relating to repricing of Options or Stock Appreciation Rights, to permit such repricing; provided however that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws.
14. Other Benefit Plans
     All Awards shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life

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insurance or other benefit plan of the Company or under any agreement between the Company and the Participant, unless such plan or agreement specifically provides otherwise.
15. Choice of Law
     The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws, and except as otherwise provided in the pertinent Award Agreement, any and all disputes between a Participant and the Company or any Affiliate relating to an Award shall be brought only in a state or federal court of competent jurisdiction sitting in Delaware.
16. Effectiveness of the Plan
     The Plan shall be effective as of the Effective Date, subject to the approval of the stockholders of the Company.
17. Section 409A
     This Plan and Awards issued hereunder are intended to be exempt from the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance, prior to payment to such Participant of such amount, the Company may (but is not obligated to) (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.
18. No Trust or Fund
     The Plan is intended to constitute an “unfunded” Plan. Nothing contained herein shall require the Company to segregate any monies or other property or Shares, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company
*     *     *     *     *     *     *     *     *

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[Attestation Page for 2006 Stock Incentive Plan]

Adopted by the Board of Directors of the Company

as of	October 10, 2006

Adopted by the Stockholders of the Company

as of	October 11, 2006

ATTESTED:

Date:

Secretary of the Company

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